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                                                                   EXHIBIT 10.49

Mark-To-Market Agreement                         [LOGO OF PRUDENTIAL SECURITIES]
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  In consideration of Prudential Securities Incorporated ("PSI") entering into transactions and agreements with the undersigned and its affiliates (collectively the "undersigned") including without limitation purchases or sales of securities or whole loans, repurchase and reverse repurchase transactions, dollar rolls, forward and when issued transactions, over-the-counter option transactions (collectively "Transactions") the undersigned hereby agrees as follows:

  1) In the event the undersigned enters into forward or when issued transactions, dollar rolls, over-the-counter options transactions with PSI and the contract or commitment value reflects a loss or deficit to the undersigned, at PSI's request, the undersigned agrees to deposit with PSI, if demand is made on or before 10:00 a.m. New York City time, by 5:00 p.m. New York City time on the day so made or, if demand is made after 10:00 a.m. New York City time, by 1:00 p.m New York City time on the next business day, collateral in the form of cash, U.S. government or agency securities or a letter of credit issued by a bank acceptable to PSI at least equal to an amount sufficient to cover the deficit ("mark-to-market payments").

  2)  In the event:

      i) the undersigned fails to make a mark-to-market payment or any portion thereof,

      ii) the undersigned (or any receiver, trustee, conservator, or similar official appointed for the undersigned or any of its property) defaults under, or breaches, disaffirms or repudiates any agreement or any transaction with PSI,

      iii) the undersigned becomes insolvent or a debtor or files an application under any bankruptcy, reorganization or similar law or regulations, or

      iv) a receiver, trustee, conservator or similar official is appointed for the undersigned or any of its property then PSI shall have, in addition to the rights and remedies as may be provided by law, regulation or agreement, the right, with notice to the undersigned, which may be given orally, to:

      v) accelerate the maturity of any obligation or liability of the undersigned to PSI and to immediately cancel, liquidate or terminate any transaction and agreement between the undersigned and PSI,

      vi) set off, net out and apply: (a) any account of, amount payable to, property of or owing to or other claim of the undersigned against PSI; against (b) any account of, amount payable to, property of or owing to or other claim of PSI against the undersigned,

      vii) realize upon all securities, monies or other property, and all distributions thereon and proceeds thereof, whenever the same is held or carried by or for PSI, including property held or carried in accounts maintained by PSI (collectively the "Collateral").

  3) This Mark-To-Market Agreement and the transactions referenced herein shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.

  4) The undersigned represents and warrants to PSI that: (i) it is duly authorized to execute and deliver this Agreement and to enter into the transactions referenced herein, (ii) the person signing this Agreement on behalf of the undersigned is authorized to do so, (iii) this Agreement constitutes a legal, valid and binding agreement of the undersigned, enforceable in accordance with its terms, (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the transactions referenced herein and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the transactions referenced herein will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

  5) The rights granted hereby to PSI are in addition to any rights, and supersede any limitations on such rights that are inconsistent herewith, that it may have under any existing or future agreements with the undersigned. Without limiting the generality of the foregoing, nothing herein shall be construed as a requirement that PSI cause collateral held on account of a particular transaction to be attributed (in whole or in part) to any other transaction in determining whether PSI is entitled to make demand upon the undersigned for additional securities, monies or other property under any such other transaction nor will PSI's failure to demand mark-to-market payments constitute a waiver of PSI's right to do so at a later date.

  6) This Agreement may not be amended or modified except in a written instrument executed by PSI and the undersigned. The rights and obligations of the undersigned under this Agreement and under any transaction or agreement (including any transaction between the parties) may not be assigned without the prior written consent of PSI. Subject to the foregoing, this Agreement shall be binding on the undersigned's direct and indirect successors and assigns.
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  7)  The National Association of Securities Dealers, Inc. Rules of Fair
      Practice require the inclusion of the following language where a predispute arbitration clause appears:

      .    Arbitration is final and binding on the parties.

      . The parties are waiving their right to seek remedies in court, including the right to jury trial.

      . Pre-arbitration discovery is generally more limited than and different from court proceedings.

      . The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification or rulings by the arbitrators is strictly limited.

      . The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

      Any controversy arising out of or relating to this Agreement, Transactions thereunder, or the breach thereof, and whether executed or to be executed within or outside of the United States, shall be settled by arbitration before either the New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. or any other self-regulatory organization of which PSI is a member, as the undersigned may elect and under the then existing arbitration procedures of the forum the undersigned has elected. If the undersigned does not make such election by registered mail addressed to PSI at its main office within five (5) days after demand by PSI that the undersigned make such election, then PSI may make such election. Notice preliminary to, in conjunction with, or incident to such arbitration proceeding, may be sent to the undersigned by mail and personal service is hereby waived. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof, without notice to the undersigned. No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

      By signing this Agreement, the undersigned acknowledges receipt of a copy of this Agreement. This Agreement contains a pre-dispute arbitration clause at page 2 paragraph 7.



ACCEPTED AND AGREED TO:

Date:    April 20, 1995
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Company Name (print):      Sutter Mortgage Corporation
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Authorized Signature: ____________________________________

Name (print):              Ronald Morck
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Title (print):             President
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